EXHIBIT 10

Consents of Independent Auditors and Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in Post-Effective Amendment No. 14 to Registration Statement No. 333-122109 of Ameritas Life Insurance Corp. Separate Account LLVA on Form N-4 of our report dated March 22, 2016 (which expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska), relating to the statutory basis financial statements of Ameritas Life Insurance Corp., appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading “Services” in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

April 29, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in Post-Effective Amendment No. 14 to Registration Statement No. 333-122109 of Ameritas Life Insurance Corp. Separate Account LLVA on Form N-4 of our report dated March 8, 2016, relating to the financial statements and financial highlights of the subaccounts of Ameritas Life Insurance Corp. Separate Account LLVA, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading “Services” in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
April 29, 2016